Exhibit 32
HMN FINANCIAL, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of HMN Financial, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Bradley Krehbiel, President HMN Financial, Inc. (Principal Executive Officer of the Company), and Jon Eberle, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2011	/s/ Bradley Krehbiel

Bradley Krehbiel President HMN Financial, Inc.
(Principal Executive Officer)

/s/Jon Eberle

Jon Eberle
Senior Vice President/Chief Financial Officer
and Treasurer
(Principal Financial Officer)